UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                           May 12, 2005
           Date of Report (Date of earliest event reported)

                     Certified Services, Inc.
          (Exact name of Registrant as specified in charter)

	Nevada                 0-31527	               88-0444079
(State or other jurisdiction  (Commission File     (IRS. Employer
       of incorporation)        Number)         Identification No)


5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (954)677-0202

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Item 8.01   Other Events

On May 12, 2005 Certified HR Services Company (the "Debtor"), one of our principal operating subsidiaries, filed a voluntary petition for relief under Chapter 11 of title 11 of the United States Code (the "Code") in the United States Bankruptcy Court for the Southern District of Florida (Case No. 05-22912).

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 13, 2005
                                   CERTIFIED SERVICES, INC.

                               By: /s/ Anthony Russo
                               Name: Anthony Russo
                               Title:    Chief Financial Officer
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